Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans, and Financing Receivable (Details) (Successor [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Successor [Member]
Balance Sheet Components [Line Items]
Accounts receivable—trade, net	$ 638.3	$ 637.5
Notes receivable	45.5	44.7
Other	136.6	183.7
Total	$ 820.4	$ 865.9